Share-Based Compensation to Employees	12 Months Ended
Dec. 31, 2021
Share-Based Compensation to Employees [Abstract]
SHARE-BASED COMPENSATION TO EMPLOYEES

13. SHARE-BASED COMPENSATION TO EMPLOYEES

On February 14, 2020, the board of directors of the Company approved 2019 Equity Incentive Plan (“2019 Plan”), which allows for the award of stock and options, up to 3,732,590 ordinary shares to its employees, directors and consultants. The per share exercise price for the ordinary shares to be issued pursuant to exercise of an option will be no less than 100% or 110% of the fair market value per ordinary share on the date of grant.

On March 13, 2020, three independent directors of the Company entered into the independent director agreements and restricted stock award agreements (“Award Agreement”) with the Company. Pursuant to the Award Agreement, during the term of service as a director of the Company, each independent director of the Company shall be entitled to a fee of $2 per month ($24 per year) and 2,000 ordinary shares of the Company per year of service. On March 13, 2020, the Company granted each independent director 2,000 shares pursuant to the Award Agreement under the Company’s 2019 Plan. All of the Shares vest upon the date of grant.

On May 29, 2020, the Company granted executive officers and key employees 1,585,000 shares pursuant to the Award Agreement under the Company’s 2019 Plan. 50% shares vest immediately on the date of grant, and 50% shares vest on the date that is 90 days from the date of grant, subject to each person’s continued employment. All of the shares vest as of December 31, 2020 except for 24,000 shares cancelled due to two employees’ resignation from the Company.

On September 15, 2020, the Company entered into an independent director agreement with Mr. Ke Chen (“Chen Agreement”). Under the Chen Agreement, Mr. Chen will receive annual compensation in the amount of $2 per month ($24 per year), plus reimbursement of expenses, and 2,000 ordinary shares of the Company per year of service. On September 14, 2020, the Company granted Mr. Chen 2,000 Shares pursuant to the terms of the restricted stock award agreement under the Company’s 2019 Equity Incentive Plan. 100% of the Shares fully vest on September 14, 2021.

A summary of the restricted ordinary shares activities for years ended December 31, 2020 and 2021 is presented below. There were no such activities for the year ended December 31, 2019.

	Number of shares	Weighted average grant date fair value
		US$
December 31, 2019	-	-
Granted	1,593,000	3.43
Forfeited or canceled	(24,000)	3.23
Vested	1,567,000	3.43
December 31, 2020	2,000	3.01
Granted	-	-
Forfeited or canceled	-	-
Vested	2,000	3.01
December 31, 2021	-	-

The total fair value of shares vested during the year ended December 31, 2020 and 2021 was $5,379 and $6 respectively. Compensation expense recognized for restricted ordinary shares for the year ended December 31, 2020 and 2021 was allocated to the following expense items:

	For the Years Ended December 31
	2020	2021

Cost of revenues	$448	$-
Selling and marketing	355	-
General and administrative	4,578	4
	$5,381	$4

As of December 31, 2020, $4 of total unrecognized compensation expense related to restricted ordinary shares is expected to be recognized over a weighted average period of approximately 0.7 year. As of December 31, 2021, there is no unrecognized compensation expense.